UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported: August 18, 2005)
AMERUS GROUP CO.
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of Incorporation)		No.)

699 WALNUT STREET	50309-3948
DES MOINES, IOWA

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:          (515) 362-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On August 18, 2005, AmerUs Group Co. (“Company”) and J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch (“JPMorgan”) entered into a confirmation (“Confirmation”) pursuant to which the Company agreed to purchase and JPMorgan agreed to sell 2,230,000 shares of common stock of the Company for a purchase price of $51.32 per share (“Purchase Price”). The Purchase Price is subject to adjustment as provided in the Confirmation. This summary of the Confirmation is qualified in its entirety by the Confirmation, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and which is incorporated into this Item 1.01 by reference.

ITEM 9.01 (c). EXHIBITS
99.1	Confirmation between J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch and AmerUs Group Co. dated August 18, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Melinda S. Urion
Melinda S. Urion
Executive Vice President, Chief Financial Officer and Treasurer

Dated: August 24, 2005

EXHIBITS

Exhibit No.	Description
99.1	Confirmation between J.P. Morgan Securities Inc., as agent for JPMorgan Chase Bank, National Association, London Branch and AmerUs Group Co. dated August 18, 2005